UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2016

KLA-TENCOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-09992	04-2564110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Technology Drive, Milpitas, California		95035
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 875-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
KLA-Tencor Corporation (the “Company”) held its fiscal year 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”) on November 2, 2016. Of the 156,318,732 shares of the Company’s common stock outstanding as of September 14, 2016 (the record date), 122,936,700 shares, or 78.6%, were present or represented by proxy at the 2016 Annual Meeting. Three proposals were considered at the 2016 Annual Meeting.
Proposal One. At the 2016 Annual Meeting, the stockholders elected the ten candidates nominated by the Company’s Board of Directors to serve as directors for one-year terms, each until his or her successor is duly elected. The table below presents the results of the election:

Name	For	Against	Abstentions	Broker Non-Votes
Edward W. Barnholt	104,038,738	1,550,604	30,055	17,317,303
Robert M. Calderoni	104,613,162	975,863	30,372	17,317,303
John T. Dickson	105,077,618	510,013	31,766	17,317,303
Emiko Higashi	105,519,339	69,515	30,543	17,317,303
Kevin J. Kennedy	105,087,291	502,033	30,073	17,317,303
Gary B. Moore	105,121,899	466,268	31,230	17,317,303
Kiran M. Patel	105,518,678	70,539	30,180	17,317,303
Robert A. Rango	104,691,875	896,604	30,917	17,317,303
Richard P. Wallace	105,514,596	68,841	35,960	17,317,303
David C. Wang	105,485,725	103,442	30,230	17,317,303
Proposal Two. The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017. The table below presents the voting results on this proposal:

For	Against	Abstentions	Broker Non-Votes
121,881,830	950,029	104,841	0
Proposal Three. The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2016 Annual Meeting. The table below presents the voting results on this proposal:

For	Against	Abstentions	Broker Non-Votes
101,480,968	4,066,720	71,709	17,317,303

Item 8.01	Other Events.
On November 3, 2016, the Company issued a press release announcing that the Company's Board of Directors has declared a cash dividend of $0.54 per share on the Company’s common stock. Such dividend shall be payable on December 1, 2016 to the Company’s stockholders of record as of the close of business on November 15, 2016. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Text of press release furnished by KLA-Tencor Corporation dated November 3, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA-TENCOR CORPORATION

Date: November 3, 2016	By:	/s/ TERI A. LITTLE
	Name:	Teri A. Little
	Title:	Senior Vice President and General Counsel